SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)           JANUARY 28, 1999

                       TRAVEL SERVICES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)

              000-29298                               52-2030324
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       (Commission File Number)            (IRS Employer Identification No.)

                             220 CONGRESS PARK DRIVE
                           DELRAY BEACH, FLORIDA 33445
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code           (561) 266-0860

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         ADOPTION OF SHARE PURCHASE RIGHTS PLAN AND BY-LAW AMENDMENTS

         On January 28, 1999, the Board of Directors of Travel Services International, Inc., dba The Travel Company (the "Company"), adopted a Share Purchase Rights Plan (the "Rights Plan") and, in connection therewith, declared a dividend distribution of one Common Stock Purchase Right on each outstanding share of the Company's common stock. The Board of Directors also adopted various amendments to the Company's Bylaws.

         Each Right has an initial exercise price of $175.00 for one share of the Company's common stock (subject to adjustment). The Rights will be exercisable only if a person or group acquires 15% or more of the Company's common stock or announces a tender or exchange offer the consummation of which would result in ownership by a person or group of 15% or more of the common stock. Upon any such occurrence, each Right will entitle its holder (other than such person or group of affiliated or associated persons) to purchase, at the Right's then-current exercise price, a number of the Company's common shares having a market value of twice such price.

         This description of the Rights Plan is not complete and is qualified in its entirety by reference to the copy of the Rights Plan attached as Exhibit 4.1 hereto and the Press Release attached as Exhibit 99.1 hereto, which Exhibits are both incorporated herein by reference.

         Also on January 28, 1999, the Company's Board of Directors amended and restated the Company's Bylaws to provide for certain procedures and other provisions in connection with shareholder proposals, nominations, meetings, actions by written consent and other matters. These include the addition of procedures that authorize the Chairman of any shareholders' meeting to adjourn the meeting, and for the Board to have authority to postpone a shareholders' meeting by public announcement prior to the scheduled meeting date; specified notice, timing and content requirements for shareholders to propose business to be conducted at, or to nominate persons for election as directors at, annual or special meetings of shareholders; procedures for shareholders to take action without a meeting by written consent; and a provision authorizing the Board to establish special voting and/or quorum requirements with respect to authorizations, approvals and/or determinations by the Board (or by designated directors or subgroups or committees of directors). This description of the Company's amended Bylaws is not complete and is qualified in its entirety by reference to the Company's Amended and Restated Bylaws attached as Exhibit 3.2 hereto and the Press Release attached as Exhibit 99.1 hereto, which Exhibits are both incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

      EXHIBIT
      NUMBER                              DESCRIPTION
------------------   -----------------------------------------------------------
        3.1          Articles of Incorporation of the Registrant.(1)

        3.1.2 Articles of Merger of Travel Services International, Inc., a Delaware corporation, into the Registrant.(2)

        3.2 Amended and Restated Bylaws of the Registrant (as of January 28, 1999).(2)

        4.1 Rights Agreement, dated as of January 28, 1999, between Travel Services International, Inc. and American Stock Transfer & Trust Company.(2)

       99.1 Press release, dated January 29, 1999, announcing the Registrant's adoption of Share Purchase Rights Plan and Bylaw amendments.(2)

       99.2          Registrant's Registration Statement on Form 10-12G.(3)

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(1)      Incorporated by reference to the same exhibit number filed as part of the Registrant's Registration Statement on Form 10-12G, filed on October 30, 1998.

(2)      Filed herewith.

(3) Incorporated by reference to the Registrant's Registration Statement on Form 10-12G, as amended by Amendment No. 2 filed on December 28, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TRAVEL SERVICES INTERNATIONAL, INC.

Dated:  January 29, 1999                  By: /s/ JILL M. VALES
                                              ----------------------------------
                                              Jill M. Vales
                                              Senior Vice President and Chief
                                              Financial Officer

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